EXHIBIT 10.16

                             SUBSCRIPTION AGREEMENT

March 21, 2000


Florida Pointe, Inc.
1111 Kane Concourse
Suite 401
Bay Harbor Island, Fl  33154

Gentlemen:

         5th Avenue Channel Corp., a Florida corporation (the "Company"), desires to provide financing for itself by selling to Florida Pointe, Inc. ("Subscriber") five hundred thousand (500,000) shares of the Company's Common Stock (the "Shares") at a price of $4.00 per share for a total purchase price of two million dollars $2,000,000 (the "Purchase Price"). Accordingly, the Company and Subscriber agree as follows:

         1. SALE AND PURCHASE. Subject to the terms and conditions set forth in this Agreement, Subscriber shall be required to purchase $150,000 worth of shares by March 29, 2000. The Company shall deliver those shares as soon' as possible after the acceptance of its current SB-2 Registration by the SEC. Ten
(10) days later, Subscriber shall purchase and receive an additional $150,000 worth of Shares. Subsequently, each week Subscriber shall purchase and receive $150,000 worth of Shares until the Company has received $1 million, with the final payment being $100,000, The right to deliver more shares to Subscriber under the terms specified in this Agreement will be at the option of Company, up to a total of $2 million. The Company agrees to include the 500,000 shares in the current SB-2 registration statement being filed by the Company which shall include the Shares.

         2. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF SUBSCRIBER. In connection with its subscription, Subscriber hereby makes the following representations, warranties and agreements and confirms the following understandings, each of which are made or confirmed, as the case may be, with respect to the Shares:

                  (a) INVESTMENT PURPOSE. Subscriber is acquiring the Shares for Subscriber's own account and for investment purposes only.

                  (b) REVIEW  AND  EVALUATION  OF  INFORMATION   REGARDING  THE
         COMPANY.

                           (i) Subscriber is familiar with the Company's
financial condition and operations. Without limiting the foregoing, Subscriber acknowledges that it has reviewed the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 and Quarterly Reports on Form I O-QSB for the quarter ended March 31, 1999 and September 30, 1999 (the "SEC Reports").

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Florida Pointe, Inc.
March 21, 2000
Page 2

                           (ii) In addition to the foregoing, Subscriber
acknowledges that Subscriber has conducted, or has been afforded the opportunity to conduct, an investigation of the Company and has been offered the opportunity to ask representatives of the Company questions about the Company's financial condition and business and that Subscriber has obtained such publicly available information as Subscriber has requested, to the extent Subscriber has deemed necessary, to permit Subscriber to fully evaluate the merits and risks of an investment in the Company. Representatives of the Company have answered all inquiries that Subscriber has put to them concerning the Company and its activities, and the offering and sale of the Shares.

                  (c) RISKS. Subscriber recognizes that the purchase of the Shares involves a high degree of risk, including, without limitation, those described in the SEC Reports, and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) Subscriber may not be able to liquidate the investment in the event of an emergency; (ii) transferability is limited; and (iii) in the event of a disposition, Subscriber could sustain a complete loss of the entire investment.

                  (d) ACCREDITED INVESTOR STATUS. Subscriber represents that Subscriber is an accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, amended (the "Securities Act").

                           (i) A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act);

                           (ii) A broker or dealer registered pursuant to
                           Section 15 of the Securities Exchange Act of 1934, as amended.-

                           (iii) An insurance company (as defined in Section 2(13) of the Securities Act);

                           (iv) An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act");

                           (v) A Small Business Investment Company licensed by the U.S. Small Business Administration under Sections 301(c) or (d) of the Small Business Investment Act of 1958;

                           (vi) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its subdivisions for the benefit to its employees, which plan has total assets in excess of $5,000,000;

                           (vii) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a "Plan Fiduciary," as defined in Section 3(21) of ERISA, which is either a bank, saving and loan association, insurance company or registered investment adviser;

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Florida Pointe, Inc.
March 21, 2000
Page 3

                           (viii) An employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000;

                           (ix) A self-directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons who are accredited investors as defined in Rule 50 1 (a) of Regulation D;

                           (x) A business development company (as defined in Section 2(a)(48) of the Investment Company Act) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of
                           1940);

                           (xi) A corporation, partnership, Massachusetts or similar business trust, or organization described in
                           Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Shares having total assets in excess of $5,000,000;

                           (xii) Any executive officer or director of the Company;

                           (xiii) An individual having an individual net worth or a joint net worth with spouse at the time of purchase in excess of $1,000,000;

                           (xiv) An individual whose net income was in excess of $200,000 in each of the two most recent years, or whose joint income with spouse was in excess of $300,000 in each of those years, and who reasonably expects his net income to reach such level in the current year;

                           (xv) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares whose purchase is directed by a sophisticated person (i.e., person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of any Shares); or

                           (xvi) An entity in which all the entity owners are "accredited investors."

                  (e) SUBSCRIBER'S FINANCIAL EXPERIENCE. Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company.

                  (f) SUITABILITY OF INVESTMENT. Subscriber has evaluated the merits and risks of Subscriber's proposed investment in the Company, including those risks particular to Subscriber's situation, and has determined that this investment is suitable for Subscriber. Subscriber has adequate financial resources for an investment of this character, and at this time Subscriber can bear a complete loss of Subscriber's investment. Further, Subscriber will continue

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Florida Pointe, Inc.
March 21, 2000
Page 4

to have, after making an investment in the Company, adequate means of providing for Subscriber's current needs, the needs of those dependent on Subscriber, and possible personal contingencies.

                  (g) EXEMPT OFFERING. Subscriber understands that the sale of the Shares is not being registered on the basis that this issuance is exempt from registration under the Securities Act, and the rules and regulations promulgated thereunder, and that reliance on such exemptions is predicated, in part, on Subscriber's representations and warranties contained in this Agreement. In the view of the Securities and Exchange Commission (the "SEC") and various state securities regulatory commissions, the statutory basis for the exemptions claimed by the Company in connection with the offering would not be present if, notwithstanding Subscriber's representations and warranties, Subscriber has the intention of acquiring the Shares for distribution upon the occurrence or nonoccurrence of some predetermined event. The Subscriber acknowledges that it is a foreign corporation with offices located in the Netherlands and that the offer and sale of the Shares has not been made in the United States.

                  (h) LIMITATIONS ON DISPOSITION. Subscriber understands that there may be substantial restrictions on the transferability of the Shares pursuant to the Securities Act and applicable state Securities laws and until the Shares are registered as described in Paragraph 5(a) below. Subscriber represents that Subscriber can afford to hold the Shares for such period of time and in no event will sell or hypothecate the shares until such registration or the shares become subject to sale pursuant to Rule 144. Further, the Subscriber agrees that no sale, assignment or transfer of any Shares shall be valid or effective, and the Company shall not be required to give any effect to such sale, assignment or transfer, unless (1) such sale, assignment or transfer is registered under the Securities Act and applicable state securities laws, (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Shares, (iii) the Shares are registered as described in 5(a) below, or (iv) such sale, assignment or transfer is otherwise exempt from the registration under applicable Securities laws. Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Shares. Subscriber acknowledges that the Shares shall bear the following, or a substantially similar legend, or such other legend, and such other legends as may be required by applicable state Securities laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SHARES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SHARES MAY BE

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Florida Pointe, Inc.
March 21, 2000
Page 5

         OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS."

                  (i) ABSENCE OF OFFICIAL EVALUATION. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness of the terms of an investment in the Company, nor any recommendation for or endorsement of the Shares offered hereby.

                  (j) ADDITIONAL FINANCING. Subscriber further acknowledges that nothing hereunder shall preclude the Company from seeking and/or procuring additional equity and/or debt financing.

                  (k) NONRELIANCE. Subscriber is not relying on the Company or any representation contained herein or in the documents referred to herein with respect to the tax and economic effect of Subscriber's investment in the Company.

                  (l) PROHIBITIONS ON CANCELLATION, TERMINATION, REVOCATION, TRANSFERABILITY, AND ASSIGNMENT. Subscriber hereby acknowledges and agrees that, except as may be specifically provided herein or by applicable law, Subscriber is not entitled to cancel, terminate, or revoke this Agreement, and this Agreement shall survive Subscriber's death or disability or any assignment of Shares. Subscriber further agrees that Subscriber may not transfer or assign Subscriber's rights under this Agreement, and Subscriber understands that, if Subscriber's subscription is accepted, the transferability of Shares will be restricted.

                  (m) AUTHORITY TO ENTER INTO AGREEMENT Subscriber has the full right, power, and authority to execute and deliver this Agreement and perform Subscriber's obligations here-under.

                  (n) OBLIGATION. This Agreement constitutes a valid and legally binding obligation of Subscriber and neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to Subscriber or any contract, commitment, agreement or restriction of any kind to which Subscriber is a party or by which Subscriber's assets are bound, The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement indenture, lease or understanding (whether oral or written) of any kind outstanding relative to Subscriber.

                  (o) APPROVALS Required. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by Subscriber or the consummation of the transactions described herein.

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Florida Pointe, Inc.
March 21, 2000
Page 6

                  (p) NO GENERAL SOLICITATION. Subscriber is not subscribing for the Shares because of or following any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation or a subscription by a person other than an authorized representative of the Company.

         3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. In connection with this subscription, the Company makes the following representations, warranties and agreements and confirms the following understandings:

                  (a) COMPANY'S GOOD STANDING. The Company is a corporation organized and validly existing under the laws of the State of Florida, and it has all corporate authority and power to conduct its business and to own its properties.

                  (b) LEGAL AND OTHER PROCEEDINGS. Except as has been disclosed in writing to Subscriber in the Company's SEC Reports, neither the Company, nor any of its affiliates or its executive officers or directors (in their capacity as executive officers or directors), is a party to any pending or, to the best knowledge of the Company, threatened, or unasserted but considered by it to be probable of assertion, claim, action, suit, investigation, arbitration or proceeding, or is subject to any order, judgment or decree that is reasonably expected by management of the Company to have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings or results of operations of the Company. The Company is not, as of the date hereof, a party to or subject to any enforcement action instituted by, or any agreement or memorandum of understanding with, any federal or state regulatory authority restricting its operations or requiring that actions be taken, and no such regulatory authority has threatened any such action, memorandum or order against the Company and the Company has not received any report of examination from any federal or state regulatory agency which requires that the Company address any problem or take any action which has not already been addressed or taken m' a manner satisfactory to the regulatory agency.

                  (c) AUTHORIZATION; CONFLICT; VALID AND BINDING OBLIGATION. This Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action of the Company. The Company has full right, power and capacity to execute, deliver and perform its obligations under this Agreement. No governmental license, permit or authorization and no registration or filings with any court, governmental authority or regulatory agency is required in connection with the Company's execution, delivery and/or performance of this Agreement, other than any filings required by applicable federal and state securities laws. The execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not violate or conflict with any provision of the Articles of Incorporation or By-laws of the Company, or any agreement, instrument, law or regulation to which the Company is a party or by which the Company may be bound. This Agreement, upon execution and delivery by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms.

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Florida Pointe, Inc.
March 21, 2000
Page 7

         4. SURVIVAL OF REPRESENTATIONS, WARRANTIES, AGREEMENTS AND ACKNOWLEDGMENTS. The representations, warranties, agreements and acknowledgments of each of the Company and Subscriber shall survive the offering and purchase of the Shares.

         5. INDEMNIFICATION OF THE COMPANY. Subscriber agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Subscriber to comply with any covenant or agreement made by it herein or in any other document furnished by it in connection with this subscription.

         6. MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT This Agreement constitutes the entire agreement between the parties hereto, and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

                  (b) AMENDMENT. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment supplement or modification is sought.

                  (c) CHOICE OF LAW; VENUE. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws. Any proceeding arising between the parties in any manner pertaining or relating to this Agreement shall, to the extent permitted by law, be held in Miami-Dade County, Florida.

                  (d) EFFECT OF WAIVER. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

                  (e) SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in fall force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

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Florida Pointe, Inc.
March 21, 2000
Page 8

                  (f) ENFORCEMENT. Should it become necessary for any party to institute legal action to enforce this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

                  (g) BINDING NATURE. This Agreement ` will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

                  (h) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  (i) FURTHER ASSURANCES. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

         7. TRANSFER OF FUNDS

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Funds for the Shares shall be wired into the following account:

BANK INFORMATION
WIRE CODE RLVVPD

Bank Name:                          First Union \
Contact Person:                     Delvida or Nicky Roper for wires
Phone:                              (305) 474-5621/5622
Address:                            18545 Biscayne Blvd. Miami, FL 33180
Acct No.:                           2090001841797
ABA:                                063000021

         IN WITNESS WHEREOF, Subscriber has caused this Agreement to be executed as of the 24th day of March, 2000.

                                            By:
                                               ---------------------------------

         APPROVED AND ACCEPTED in accordance with the terms of this Subscription Agreement on this 24th day of March, 2000.

                                            5TH AVENUE CHANNEL CORP., a Florida
                                            corporation

                                            By:
                                               ---------------------------------